                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                    Morgan Stanley Capital I Trust 2006-HQ10
           (Exact name of issuing entity as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              (Exact names of sponsor as specified in its charter)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

      NEW YORK                   333-130684             Applied for, but not yet
  (State or Other          (Commission File Number      received from the I.R.S.
  Jurisdiction of               of Depositor)
Incorporation of the                                        (I.R.S. Employer
  issuing entity)                                        Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Item 8.01      Other Events

      On November 9, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of November 1, 2006, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee and custodian (the "Trustee") and Wells Fargo Bank, National Association, as
paying agent (the "Paying Agent"), certificate registrar and authenticating agent, providing for the Company's Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ10. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On November 9, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into a Mortgage Loan Purchase Agreement, dated as of November 1, 2006, by and between the Company, as purchaser, and Morgan Stanley Mortgage Capital Inc. (the
"Morgan MLPA") in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ10. The Morgan MLPA is annexed hereto as Exhibit
99.2.

      On November 9, 2006, Morgan Stanley & Co. Incorporated, Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc. entered into an Underwriting Agreement, dated as of November 1, 2006 (the "Underwriting
Agreement"). The Underwriting Agreement is annexed hereto as Exhibit 99.3.

     On November 9, 2006, the Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust
2006-HQ10) entered into an ISDA Master Agreement, dated as of November 1, 2006 with Morgan Stanley Capital Services Inc., as swap counterparty (the ISDA
Master Agreement. The ISDA Master Agreement and the related Schedule, Master
Confirmation and Annex are each annexed hereto as Exhibit 99.4.

     On November 9, 2006, Wells Fargo Bank, National Association, as Master
Servicer, and Pacific Life Insurance Company, as Primary Servicer, entered into a Primary Servicing Agreement, dated as of November 1, 2006 (the Waterside
Primary Servicing Agreement) with respect to certain of the mortgage loans included in the Morgan Stanley Capital I Trust 2006-HQ10. The Waterside Primary
Servicing Agreement is annexed hereto as Exhibit 99.5.

Section 9 Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

               (a)   Financial Statements of Business Acquired
                     Not applicable.

               (b)   Pro Forma Financial Information Not
                     applicable.

               (c)   Exhibits:

Exhibit No.  Description
-----------  -----------
99.1         Pooling and Servicing Agreement, dated as of November 1, 2006, by and between Company, the Master Servicer, the Special Servicer, the Trustee and
the Paying Agent.

99.2         Mortgage Loan Purchase Agreement, dated as of November 1, 2006, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.3      Underwriting Agreement, dated as of November 1, 2006, by and among
Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Greenwich Capital Markets, Inc.

99.4      ISDA Master Agreement, dated as of November 1, 2006, between the
Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2006-HQ10) and Morgan Stanley Capital
Services Inc.

99.5      Primary Servicing Agreement, dated as of November 1, 2006, between
Wells Fargo Bank, National Association, as Master Servicer and Pacific Life
Insurance Company, as Primary Servicer.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2006

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    ---------------------
    Name:  Anthony J. Sfarra
    Title: Vice President